UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) —March 9, 2010

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

A current report on Form 8-K was furnished on February 25, 2010, containing the Assured Guaranty Ltd. December 31, 2009 financial supplement. On March 9, 2010, Assured Guaranty Ltd. updated its December 31, 2009 financial supplement (i) to include a table entitled “Estimated Net Exposure Amortization and Estimated Future Net Premium and Credit Derivative Revenues,” and (ii) to add a table entitled “Present Value of Financial Guaranty Insurance Losses to be Expensed.”  The financial supplement, which updates the one previously furnished as Exhibit 99.2 to the Form 8-K that Assured Guaranty Ltd. furnished on February 25, 2010, can be obtained from Assured Guaranty Ltd.’s website at http://www.assuredguaranty.com/Content/ContentDisplay.aspx?ContentID=2667.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

	By:	/s/ Robert Mills
Name: Robert Mills
Title: Chief Financial Officer

DATE: March 9, 2010

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